================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: OCTOBER 3, 2006
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                   1-10235                   36-3555336
        (State of          (Commission File Number)         (IRS Employer
     Incorporation)                                      Identification No.)

                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)



     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.01 -- Completion of Acquisition or Disposition of Assets.

On October 3, 2006, IDEX Corporation completed its previously announced acquisition of 100% of the stock of Banjo Corporation, a leader in special purpose, severe duty pumps, valves, fittings and systems which serve both OEM and after-market applications in agricultural and industrial liquid handling for a purchase price of $182,500,000, subject to closing adjustments.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              IDEX CORPORATION




                              By:  /s/ Dominic A. Romeo
                                  ---------------------------------------------
                                  Dominic A. Romeo
                                  Vice President and Chief Financial Officer

October 6, 2006